
                                                                      PRUDENTIAL GLOBAL GENESIS FUND, INC.
                                                                                Gateway Center Three
PRUDENTIAL INVESTMENTS                                                          100 Mulberry Street
GATEWAY CENTER THREE                                                            Newark, NJ 0102-4077
100 MULBERRY STREET, 9TH FLOOR
NEWARK, NJ 07102-4077                                                                   PROXY



                                                                    Special Meeting of Shareholders (Meeting)
                                                                              May 3, 2001, 11:00 a.m.

                                                                      THIS PROXY IS SOLICITED ON BEHALF OF
                                                                              THE BOARD OF DIRECTORS
                                                                The undersigned hereby appoints Robert F. Gunia, Deborah A.
                                                            Does and Grace C. Torres as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the  shares of Prudential
                                                            Global Genesis Fund Inc., held of record by the undersigned on
                                                            March 8, 2001, at the Meeting to be held on May 3, 2001, or any adjournment thereof.

                                                            THE SHARES  REPRESENTED  BY THIS PROXY,  WHEN THIS PROXY IS PROPERLY
                                                            EXECUTED WILL BE VOTED IN THE MANNER  DIRECTED  HEREIN BY THE
                                                            UNDERSIGNED  SHAREHOLDER.  THE PROXY WILL BE VOTED FOR  PROPOSAL
                                                            NO. 1 IF YOU DO NOT SPECIFY  OTHERWISE.  PLEASE REFER TO THE PROXY
                                                            STATEMENT AND PROSPECTUS DATED MARCH-, 2001 FOR DISCUSSION OF THE
                                                            PROPOSAL.

                                                            IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE
                                                            INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH
                                                            REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                            IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH
                                                            OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
                                                            ADJOURNMENT THEREOF.

                                                            NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer.
                                                            If a partnership, please sign in partnership name by authorized person.



TO VOTE BY TELEPHONE
1) Read the Proxy Statement and have this Proxy card at hand.
2) Call 1-800-690-6903 toll free.
3) Enter the 12-digit control number set forth on the right side of this Proxy card and follow the simple instructions.

TO VOTE BY INTERNET
1) Read the Proxy Statement and have this Proxy card at hand.
2) Go to Web site www.proxyvote.com.
3) Follow the instructions on the website and be prepared to enter your 12 digit control number set forth on the right side of this Proxy card to enter your vote.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:           PRUGGF _ _K_EEP_THIS PORTION FOR YOUR RECORDS
                                                                                                        -------
                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.          DETACH AND RETURN THIS PORTION ONLY

PRUDENTIAL GLOBAL GENESIS FUND, INC.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.



VOTE ON PROPOSAL

                                                    For  Against  Abstain

1. To approve an Agreement and Plan of Reorganizations between Prudential Global Genesis Fund, Inc., and Prudential World Fund, Inc., on behalf of its series Prudential Global Growth Fund.


       For address changes and/or comments, please check this box and write them on the back.

Please be sure to sign and date this Proxy.


---------------------------------   -----       -----------------------   ----
Signature (PLEASE SIGN WITHIN BOX)  Date        Signature (Joint Owners)  Date